SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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ING Clarion Real Estate Income Fund
ING Clarion Global Real Estate Income Fund

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ING CLARION REAL ESTATE INCOME FUND
ING CLARION GLOBAL REAL ESTATE INCOME FUND
259 North Radnor Chester Road, Second Floor
Radnor, Pennsylvania 19087
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2006
       Notice is hereby given that an Annual Meeting of Shareholders of ING Clarion Real Estate Income Fund (the “Real Estate Income Fund”) and ING Clarion Global Real Estate Income Fund (the “Global Real Estate Income Fund”) (collectively, the “Trusts”) will be held at the offices of ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 on May 26, 2006 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting is being held for the purpose of considering the proposal set forth below and to transact such other business as may properly be brought before the Annual Meeting.

1.	To elect one Trustee for the Real Estate Income Fund and two Trustees for the Global Real Estate Fund, each to hold office for the term indicated in the attached Proxy Statement and until their successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
      The Boards of Trustees of each Trust (collectively, the “Board”), including the independent trustees, unanimously recommend that you vote “FOR” the proposal.
      We encourage you to contact the Trusts toll free at 1-800-433-8191 from 9:00 a.m. to 5:00 p.m. Eastern Time if you have any questions. The Board has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to complete, sign, date, and return the enclosed proxy in the postage-paid envelope provided so your shares will be represented at the Annual Meeting. If you own common shares of the Real Estate Income Fund, you are not being asked to vote at the Annual Meeting, and you will not receive a proxy. Only the preferred shareholders are being asked to vote for a Trustee at this Annual Meeting.

ING Clarion Real Estate Income Fund
By Order of the Board of Trustees

ING Clarion Global Real Estate Income Fund
By Order of the Board of Trustees

Heather A. Trudel, Secretary

May 1, 2006
      It is important that your shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the accompanying postage-paid envelope. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have previously submitted. Your vote is extremely important. No matter how many or how few shares you own, please send in your proxy card today. You may revoke your proxy at any time prior to the Annual Meeting.

ADDITIONAL INFORMATION
APPENDIX A

ING CLARION REAL ESTATE INCOME FUND
ING CLARION GLOBAL REAL ESTATE INCOME FUND

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 26, 2006
       This joint proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the “Board”) of the ING Clarion Real Estate Income Fund (the “Real Estate Income Fund”) and ING Clarion Global Real Estate Income Fund (the “Global Real Estate Income Fund”) (collectively, the “Trusts”) to be voted at the annual meeting of shareholders of the Trusts to be held on May 26, 2006, and any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of ING Clarion Real Estate Securities L.P. (“ING Clarion RES” or the “Advisor”), 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087. This Joint Proxy Statement and the enclosed proxy card are first being sent to shareholders on or about May 1, 2006.
      A joint proxy statement is being used in light of the similar matters being considered and voted on by shareholders. This Proxy Statement will give you the information you need to vote on the proposal listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required by the rules of the U.S. Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please contact us at our toll-free number at 1-800-433-8191.
      The cost of soliciting proxies will be borne by the Trusts. In addition, certain officers, directors and employees of the Trust, the Advisor and the Trust’s administrator (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.
      Upon request, the Trusts will furnish to shareholders, without charge, a copy of their respective annual report(s) or more recent semi-annual report succeeding the annual report. The annual or semi-annual report for each Trust may be obtained by calling 1-800-433-8191. Each Trust is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Trust’s shares are registered under the Securities Act of 1933.
GENERAL INFORMATION
Why is a shareholder meeting being held?
      Because the common shares of each Trust are listed on the American Stock Exchange (“AMEX”), which requires the Trust to hold an annual meeting of shareholders.
What proposal will be voted on?
      As described in more detail in this Proxy Statement, shareholders of the Real Estate Income Fund are being asked to elect one Class III Trustee and shareholders of the Global Real Estate Income Fund are being asked to elect two Class II Trustees (collectively, the “Proposal”).
Will my vote make a difference?
      Yes! Your vote is important and will make a difference in the governance of each Trust, no matter how many shares you own.

Who is asking for your vote?
      The enclosed proxy is being solicited by the Board for use at the Annual Meeting to be held on May 26, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the attached Notice of Annual Meeting.
How do I vote?
      If you do not expect to be present at the Annual Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the Annual Meeting in accordance with your instructions. However, if no instructions are specified on the proxy, the proxy will be voted FOR the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Annual Meeting. Shareholders may revoke their proxy at any time prior to the time they are voted by delivering a subsequently dated proxy.
      If you wish to vote your shares or revoke a previous proxy at the Annual Meeting, and you own your shares through a bank, broker-dealer or other third party intermediary who holds your shares of record, you must request a legal proxy from the bank, broker-dealer or other third party intermediary. Any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.
How does the Board recommend that shareholders vote on the Proposal?
      The Board unanimously recommends that you vote “for” the Proposal.
Who is eligible to vote?
      Shareholders of record of each Trust at the close of business on March 31, 2006 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the discretion of the persons named as proxies unless you specify otherwise in your proxy.
How many shares of each Trust were outstanding as of the record date?
      As of the Record Date, the Real Estate Income Fund had 14,838,484 common shares outstanding and 4,200 preferred shares outstanding. As of the Record Date the Global Real Estate Income Fund had 101,161,287 common shares outstanding and 28,400 preferred shares outstanding.
THE PROPOSAL: TO ELECT TRUSTEES
Who are the nominees for Trustee of the Real Estate Income Fund?
      The Trustees of the Real Estate Income Fund are classified into three classes, as set forth in the table below. Trustees with an asterisk (*) are designated as Trustees representing the Real Estate Income Fund’s preferred shareholders.
ING CLARION REAL ESTATE INCOME FUND
Class I Trustees
      Mr. T. Ritson Ferguson, Mr. Frederick Hammer and Mr. John Bartholdson are the Class I Trustees. It is currently anticipated that each will stand for re-election at the Trust’s 2007 annual meeting of shareholders.

Class II Trustees
      Mr. Jarrett B. Kling* and Mr. Asuka Nakahara are the Class II Trustees. It is currently anticipated that each will stand for re-election at the Trust’s 2008 annual meeting of shareholders.
Class III Trustees
      Mr. Richard L. Sutton* is the Class III Trustee. He is standing for re-election at the Annual Meeting.
What are the different voting rights for the Real Estate Income Fund Class III Nominee representing the preferred shares?
      Shareholders of the Real Estate Income Fund are being asked to elect only Mr. Richard L. Sutton, the Class III Trustee, at the Annual Meeting. Mr. Sutton is designated as a Nominee representing the Fund’s preferred shareholders. Holders of outstanding preferred shares, voting separately as a class, are entitled to elect two of the Trust’s Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, voting together as a single class. At the Annual Meeting, Mr. Sutton will be subject to the vote of the preferred shares, as a class. Holders of common shares will not be voting at this Annual Meeting.
Who are the nominees for Trustee of the Global Real Estate Income Fund?
      The Trustees of the Global Real Estate Income Fund are classified into three classes, as set forth in the table below. Trustees with an asterisk (*) are designated as Trustees representing the Global Real Estate Income Fund’s preferred shareholders.
ING CLARION GLOBAL REAL ESTATE INCOME FUND
Class I Trustees
      Mr. T. Ritson Ferguson and Mr. Frederick Hammer are the Class I Trustees. It is currently anticipated that each will stand for re-election at the Trust’s 2008 annual meeting of shareholders.
Class II Trustees
      Mr. Jarrett B. Kling* and Mr. Asuka Nakahara are the Class II Trustees. Each is standing for re-election at the Annual Meeting.
Class III Trustees
      Mr. Richard L. Sutton* and Mr. John Bartholdson are the Class III Trustees. It is currently anticipated that each will stand for re-election at the Trust’s 2007 annual meeting of shareholders.
What are the different voting rights for the Global Real Estate Income Fund Class II Nominee representing the preferred shares?
      Shareholders of the Global Real Estate Income Fund are being asked to elect only Mr. Jarrett B. Kling and Mr. Asuka Nakahara, the Class II Trustees, at the Annual Meeting. Mr. Kling is designated as a Nominee representing the Fund’s preferred shareholders. Holders of outstanding preferred shares, voting as a class, are entitled to elect two of the Trust’s Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, voting together as a single class. At the Annual Meeting, Mr. Kling will be subject to the vote of the preferred shares, as a class. Mr. Nakahara will be subject to the vote of the common shares and the preferred shares, voting together as a single class.
      The Class III Trustees of the Real Estate Income Fund and the Class II Trustees of the Global Real Estate Income Fund (collectively, the “Nominees”) will hold office for three years or until his successors shall have been elected and qualified. The other Trustees of each Trust will continue to serve under their current terms and will be elected at subsequent annual meetings of shareholders as indicated above. Each Nominee is currently a Trustee of each Trust. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Nominees. Each Nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.
      Certain information concerning the Trustees, including the Nominees, is set forth in the table below. Except as indicated in the charts below, each individual has held the office shown or other offices in the same company for the last five years. The “interested” Trustees (as defined in Section 2(a)(19) of the 1940 Act) are indicated by an asterisk (*). Independent Trustees are those who are not interested persons of the Trusts or ING Clarion RES and comply with the definition of “independent” (as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (the “Independent Trustees”). Each Trustee oversees the Real Estate Income Fund and Global Real Estate Income Fund within the investment company complex, as such term is defined in Form N-2. Each Trustee, except Mr. Bartholdson, has served in such capacity since the Real Estate Income Fund and the Global Real Estate Income Fund commenced operations on September 16, 2003 and February 18, 2004, respectively. Mr. Bartholdson was appointed to the Board of each Trust on August 23, 2004. After a Trustee’s initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves. The business address of each Trustee is 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087.

	Positions Held	Principal Occupation(s)
Name (Age)	with the Trusts	During the Past 5 Years	Other Directorships Held

Interested Trustees

* T. Ritson Ferguson (46)	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1995.	Board Member of the Community Coalition of Chester County.

* Jarrett B. Kling (62)	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	Trustee of The Hirtle and Callaghan Trust; National Trustee of the Boys and Girls Clubs of America; Trustee, Old Mutual Advisor Funds.

*	“Interested person” of the Trusts as defined in the 1940 Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.

	Position	Principal Occupation(s)
Name (Age)	with the Trusts	During the Past 5 Years	Other Directorships Held

Independent Trustees

Asuka Nakahara (50)	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania, since July 1999; Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Company from January 1, 1996 to September 1, 1998; Chief Knowledge Officer of Trammell Crow Company from September 1, 1998 to December 31, 1999.	Advisory Board Member of the HBS Club of Philadelphia and the Philadelphia Foundation.

Frederick S. Hammer (69)	Trustee	Co-Chairman of Inter-Atlantic Group since 1994 and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC from 2002 to 2003; non- executive.	Chairman of the Board of Annuity and Life Re (Holdings), Ltd.; Director on the Boards of Tri-Arc Financial Services, Inc. and Magellan Insurance Company Ltd. until 2004; former Director of Medallion Financial Corporation, IKON Office Solutions, Inc. and VISA International; trustee of the Madison Square Boys and Girls Club.

	Position	Principal Occupation(s)
Name (Age)	with the Trusts	During the Past 5 Years	Other Directorships Held

Independent Trustees

Richard L. Sutton (70)	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell, 2000 to present; Partner, Morris, Nichols, Arsht & Tunnel, 1966-2000.	Trustee of the Unidel Foundation, Inc. since 2000; Board of Directors of Wilmington Country Club 1999- 2004, Grand Opera House, Inc., 1976-1992, University of Delaware Library Associates, Inc. 1981-1999, Wilmington Club 1987-2003, American Judicature Society 1995-1999.

John Bartholdson (61)	Trustee/Audit Committee Financial Expert	Senior Vice President and CFO of Triumph Group, Inc., 1993- present.	Serves on the Board of PBHG Funds, Inc. and PBHG Insurance Series Fund; the Philadelphia/Washington Advisory Board of FM Global; and Board of Old Mutual Advisor Funds.
      No Nominee is a party adverse to the Trusts, or any of their affiliates, in any material pending legal proceeding, nor does any Nominee have an interest materially adverse to the Trusts.
Who are the Officers of the Trusts?
      Information about the Trusts’ principal executive officers (the “Officers”) is set forth below. Each Officer, except Mr. Blome, has served in such capacity since each Trust commenced operations. Mr. Blome was appointed Chief Financial Officer on February 16, 2006. Each of the Trusts’ officers also serve as officers of the Advisor. The business address of each Officer is 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087.

Principal Occupation(s)
Name (Age)	Position	During the Past 5 Years

T. Ritson Ferguson (46)	President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).

Jonathan Blome (28)	Chief Financial Officer	Vice President of ING Clarion RES (since 2005); Supervising Senior Auditor of Ernst & Young LLP (2000-2005).

Heather Trudel (35)	Secretary	Director of ING Clarion RES (since 1995).
What are the Committees of the Board?
      The Trustees have determined that the efficient conduct of the Trusts’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise.
      Audit Committee. Each Trust has an audit committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, composed of Independent Trustees who are “independent” as that term is defined in the AMEX’s listing standards pertaining to closed-end funds and as defined in the 1940 Act. The Audit Committee is charged with (i) oversight of the Trusts’ financial statements and the independent audit thereof; and (ii) selecting and evaluating a firm of independent accountants for each Trust and reviewing accounting matters with the accountants. The Audit Committee is governed by a written charter, which is attached to this Proxy Statement as Appendix A.
      The Audit Committee presents the following report:
      The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each Trust, (ii) the Audit Committee discussed with the independent accountants the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the accountants the accountants’ independence and (iv) the Audit Committee recommended to the Board of Trustees of each Trust that the financial statements be included in each Trust’s Annual Report for the past fiscal year.
      Nominating Committee. Each Trust has a Nominating Committee, which performs the functions set forth in the Trusts’ Nominating Committee Charter. The Nominating Committee is composed of all of the Trust’s Independent Trustees. The Nominating Committee Charter is not available on the Trusts’ website, but is attached hereto to this Proxy Statement as Appendix B.
      As part of its duties, the Nominating Committee nominates individuals for Independent Trustee membership on the Board. The Nominating Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing, which must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Trust for which the shareholder is recommending the nominee for the Board, including the number of shares owned and the length of time of ownership; and

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Trust and the nominee’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board.
      The shareholder recommendation and related information described above must be sent to the Trusts’ Secretary, c/o the Advisor at 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 and must be received by the Secretary no less than 120 days prior to the anniversary date of the Trusts’ most recent annual meeting of shareholders. The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Trust are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the respective Board’s oversight of the business and affairs of the Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Trusts. The Nominating Committee also seeks to have the Boards represent a diversity of backgrounds and experience. The Trust does not pay any third party a fee to assist in the process of identifying and evaluating candidates.
Does the Trust have a policy with respect to the attendance of Trustees at the Annual Meeting?
      It is each Trust’s policy to encourage Trustees that are standing for election at an annual meeting to attend such annual meeting. Mr. Jarrett B. Kling attended the annual meeting of the Real Estate Income Fund and the Global Real Estate Income Fund held on July 6, 2005.
How can shareholders send communications to the Board?
      Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Trusts at 259 North Radnor Road Chester Road, Second Floor, Radnor, Pennsylvania 19087.
Do the Trustees own shares of the Funds?
      The following table shows the dollar range of equity securities beneficially owned by each Interested Trustee and each Independent Trustee as of as of March 31, 2006 or a more recent date. Dollar amount ranges disclosed are set forth as established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Aggregate Dollar Range of
Equity Securities in All Funds
		Dollar Range of	Overseen or to Be Overseen by
		Equity Securities	Nominee in Family of
Name of Trustee	Name of Fund	in the Funds	Investment Companies*

Interested Trustees
T. Ritson Ferguson	Real Estate Income Fund	Over $100,000	Over $100,000
	Global Real Estate Income Fund	Over $100,000

Jarrett B. Kling	Real Estate Income Fund	None	Over $100,000
	Global Real Estate Income Fund	Over $100,000
Independent Trustees
Asuka Nakahara	Real Estate Income Fund	$10,001-$50,000	$10,001- $50,000
	Global Real Estate Income Fund	$10,001-$50,000

Frederick S. Hammer	Real Estate Income Fund	$10,001-$50,000	$10,001-$50,000
	Global Real Estate Income Fund	$10,001-$50,000

Richard L. Sutton	Real Estate Income Fund	Over $100,000	Over $100,000
	Global Real Estate Income Fund	Over $100,000

John Bartholdson	Real Estate Income Fund	$10,001-$50,000	$10,001- $50,000
	Global Real Estate Income Fund	$10,001-$50,000

(*)	The “family of registered investment companies” includes the Real Estate Income Fund and Global Real Estate Income Fund.
      As of March 31, 2006, each Trustee and the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Trust.
      As of March 31, 2006, or a more recent date, none of the Independent Trustees, or their immediate family members, owned beneficially or of record any securities of ING Clarion RES or any person controlling, controlled by or under common control with the Advisor or the Funds’ distributor. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
How often do the Trustees meet?
      The Board of Trustees of the Real Estate Income Fund held 4 meetings during the calendar year ended December 31, 2005. The Board of Trustees of the Global Real Estate Income Fund held 4 meetings during the calendar year ended December 31, 2005. Two meetings of the Audit Committee of each Trust were held during the calendar year ended December 31, 2005. No meetings of the Nominating Committee of either Trust were held during the calendar year ended December 31, 2005. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the calendar year ended December 31, 2005.
What are the Trustees paid for their services?
      The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2005.

		Aggregate
	Aggregate	Compensation	Pension or		Total
	Compensation	from the	Retirement Benefits	Estimated Annual	Compensation
	from the	Global Real	Accrued as Part of	Benefits upon	from the Funds
Name of Interested Trustee	Real Estate Fund	Estate Fund	Company Expenses	Retirement	and Fund Complex

T. Ritson Ferguson	$0	$0	Not Applicable	Not Applicable	$0
Jarrett B. Kling	$0	$0	Not Applicable	Not Applicable	$0
      The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2005.

		Aggregate
	Aggregate	Compensation	Pension or		Total
	Compensation	from the	Retirement Benefits	Estimated Annual	Compensation
	from the	Global Real	Accrued as Part of	Benefits upon	from the Funds
Name of Independent Trustee	Real Estate Fund	Estate Fund	Company Expenses	Retirement	and Fund Complex

Asuka Nakahara	$11,000	$11,000	Not Applicable	Not Applicable	$22,000
Frederick S. Hammer	$8,000	$8,000	Not Applicable	Not Applicable	$16,000
Richard L. Sutton	$11,000	$11,000	Not Applicable	Not Applicable	$22,000
John Bartholdson	$11,000	$11,000	Not Applicable	Not Applicable	$22,000
What is the vote required for the Proposal?

Real Estate Income Fund
      The holders of the Trust’s outstanding preferred shares will vote separately as a class, with respect to the election of Mr. Sutton. The affirmative vote of a plurality of the shares of the Trust present at the Annual Meeting at which a quorum is present is necessary to approval the Proposal.

Global Real Estate Income Fund
      The holders of the Trust’s outstanding preferred shares will vote separately as a class, with respect to the election of Mr. Kling. The holders of the Trust’s common shares and the holders of the Trust’s preferred shares will have equal voting rights (i.e., one vote per share), and will vote together as a single class with respect to the election of Mr. Nakahara. The affirmative vote of a plurality of the shares of the Trust present at the Annual Meeting at which a quorum is present is necessary to approval the Proposal.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.
ADDITIONAL INFORMATION
Investment Advisor and Sub-Advisor
      ING Clarion RES acts as each Trust’s investment advisor. ING Clarion RES is responsible for the day-to-day management of the Global Real Estate Income Fund’s assets. ING Clarion RES is also responsible for the allocation of the Real Estate Income Fund’s portfolio assets between equity and fixed-income investments and for the selection and monitoring of the Real Estate Income Fund’s sub-advisor,

Clarion Capital LLC (“Clarion Capital” or the “Sub-Advisor”), which will select the Trust’s real estate fixed income securities. ING Clarion RES is located at 259 North Radnor Chester Road, Second Floor, Radnor, PA, 19087 and Clarion Capital is located at 230 Park Avenue, New York, New York 10169.
      As of December 31, 2005, ING Clarion RES had approximately $9.9 billion in assets under management. The Real Estate Income Fund’s sub-advisor, Clarion Capital, is a real estate fixed income manager with approximately $2.8 billion in assets under management as of December 31, 2005. An affiliate of the Advisor and Sub-Advisor, ING Clarion Partners, manages over $19 billion of private market real estate with nearly 774 employees operating from 68 offices nationwide as of December 31, 2005. All three entities share a common real estate research platform and manage collectively over $31.7 billion in diverse real estate securities and real estate assets. ING Clarion RES, ING Clarion Partners and Clarion Capital are subsidiaries of the ING Groep N.V. (“ING Group”), a global financial services organization based in The Netherlands and operating in 50 countries with over 114,000 employees and $650 billion in assets under management as of December 31, 2005. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group’s Real Estate Division (“ING Real Estate”) is the third largest global real estate manager and investor with $84 billion in real estate assets under management as of December 31, 2005. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.
Administrator
      The Bank of New York, located at One Wall Street, New York, New York 10286, serves as each Trust’s administrator.
Independent Auditors
      Ernst & Young LLP (“E&Y”) has been selected as the independent auditor by the Audit Committee of each Trust and ratified by a majority of each Trust’s Board, including a majority of the Independent Trustees by vote cast in person, to audit the accounts of the Trust for and during each Trust’s fiscal year ending in 2006. The Trusts do not know of any direct or indirect financial interest of E&Y in the Trust.
      Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.
Audit Fees

Real Estate Income Fund
      The aggregate fees billed by E&Y to the Real Estate Income Fund for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 were $35,000 and $31,500, respectively.

Global Real Estate Income Fund
      The aggregate fees billed by E&Y to the Global Real Estate Income Fund for professional services rendered for the audit of the Trust’s annual financial statements for the fiscal year ended December 31, 2005 and for the period from February 18, 2004 (inception of the Trust) through December 31, 2004 were $37,000 and $83,500, respectively.
Audit-Related Fees

Real Estate Income Fund
      The aggregate fees billed by E&Y to the Real Estate Income Fund for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for the calendar years ended December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

Global Real Estate Income Fund
      The aggregate fees billed by E&Y to the Global Real Estate Income Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements for the calendar year ended December 31, 2005 and for the period from February 18, 2004 (inception of the Trust) through December 31, 2004 were $0 and $0, respectively.
Tax Fees

Real Estate Income Fund
      The aggregate fees billed by E&Y to the Real Estate Income Fund for professional services rendered for tax compliance, tax advice, and tax planning for the calendar years ended December 31, 2005 and December 31, 2004 were $10,500 and $0, respectively.

Global Real Estate Income Fund
      The aggregate fees billed by E&Y to the Global Real Estate Income Fund for professional services rendered for tax compliance, tax advice, and tax planning for the calendar year ended December 31, 2005 and for the period from February 18, 2004 (inception of the Trust) through December 31, 2004 were $21,500 and $0, respectively.
All Other Fees

Real Estate Income Fund
      The aggregate fees billed by E&Y to the Real Estate Income Fund for services other than those described above for the calendar years ended December 31, 2005 and December 31, 2004 were $0 and $0, respectively.

Global Real Estate Income Fund
      The aggregate fees billed by E&Y to the Global Real Estate Income Fund for services other than those described above for the calendar year ended December 31, 2005 and for the period from February 18, 2004 (inception of the Trust) through December 31, 2004 were $0 and $0, respectively.
Aggregate Non-Audit Fees

Real Estate Income Fund
      The aggregate non-audit fees billed by E&Y to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the calendar years ended December 31, 2005 and December 31, 2004 were $37,190 and $18,100, respectively.

Global Real Estate Income Fund
      The aggregate non-audit fees billed by E&Y to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the calendar year ended December 31, 2005 and for the period from February 18, 2004 (inception of the Trust) to December 31, 2004 were $37,190 and $51,100, respectively.
Audit Committee Pre-Approval Policies and Procedures
      The Audit Committee of each Trust adopted Pre-Approval Policies and Procedures, which are attached hereto as Annex A to the Audit Committee Charter which appears in Appendix A hereto. The Audit Committee has pre-approved all audit and non-audit services provided by E&Y for each Trust, and all non-

audit services provided by E&Y to the Advisor, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trusts, which are related to the operations of the Trust. None of the hours expended on the principal accountant’s engagement to audit the Trusts’ financial statements for the periods set forth above were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.
Principal Shareholders
      As of the Record Date, to the knowledge of each Trust, no person beneficially owned more than 5% of the voting securities of any class of securities of either Trust.
Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require each Trust’s officers and Trustees, certain officers of the Trusts’ investment advisor, affiliated persons of the investment advisor, and persons who beneficially own more than ten percent of the Trusts’ shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the AMEX. Based upon the Real Estate Income Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Real Estate Income Fund believes that for the fiscal year ended December 31, 2005, all filings applicable to such persons were completed and filed. Based upon the Global Real Estate Income Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Global Real Estate Income Fund believes that for the fiscal year ended December 31, 2005, all filings applicable to such persons were completed and filed.
Deadline for Shareholder Proposals
      Shareholder proposals intended for inclusion in the Trusts’ proxy statement in connection with the 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Trusts’ principal executive offices by December 19, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trusts at the Trusts’ principal executive offices not later than April 16, 2007.
Privacy Principles of the Trust
      Each Trust is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information each Trust collects, how each Trust protects that information and why, in certain cases, the Trusts may share information with select other parties.
      Generally, the Trusts do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Trusts. The Trusts do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
      Each Trust restricts access to non-public personal information about the shareholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.
Voting
      The Board has fixed the close of business on March 31, 2006 as the record date for the determination of shareholders of each Trust entitled to notice of, and to vote at, the Annual Meeting. Shareholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. For each Trust, the presence in person or by proxy of shareholders owning a majority of the shares entitled to vote on any matter is necessary to constitute a quorum for the transaction of business at the Annual Meeting.
      In the event that a quorum of shareholders is not represented at the Annual Meeting, the meeting may be adjourned by a majority of the shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than six months beyond the originally scheduled meeting date). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment(s) in their discretion.
      For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against the Proposals.
Other Matters
      No business other than the matter described above is expected to come before the Annual Meeting, but should any matter incident to the conduct of the Annual Meeting or any question as to an adjournment of the Annual Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of each Trust.
      A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Advisor, 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania, 19807, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

ING Clarion Real Estate Income Fund
By Order of the Board of Trustees

ING Clarion Global Real Estate Income Fund
By Order of the Board of Trustees

T. Ritson Ferguson
Chairman and President
Dated: May 1, 2006

APPENDIX A
FORM OF AUDIT COMMITTEE CHARTER OF
ING CLARION REAL ESTATE INCOME FUND
ING CLARION GLOBAL REAL ESTATE INCOME FUND
I.     PURPOSE OF THE AUDIT COMMITTEE
      The purpose of the Audit Committee (the “Audit Committee”) of the Board of Trustees (the “Board”) of ING Clarion Real Estate Income Fund (the “Trust”) is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board’s oversight of (i) the integrity of the Trust’s financial statements, (ii) the Trust’s compliance with legal and regulatory requirements, (iii) the Trust’s internal audit function and its independent auditor’s qualifications and independence, and (iv) the performance of the Trust’s internal audit function (whether performed by the Trust’s officers and/or service providers) and its independent auditor (the “Independent Auditor”), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Trust’s annual proxy statement, if any.
II.     COMPOSITION OF THE AUDIT COMMITTEE
      The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Trust’s Board of Trustees. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the “Act”) and the rules and regulations promulgated by the SEC pursuant to the Act and by the AMEX. Each member of the Audit Committee shall be “independent” as defined by the rules promulgated by the SEC pursuant to the Act and the AMEX listing standards.
      According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an “interested person” of the Trust (an “Independent Trustee”) as defined in Section 2(a)(19) of the 1940 Act.
      According to the AMEX listing standards, a member is independent if he or she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (a) is not employed by the Trust or ING Clarion Real Estate Securities L.P. (“ING Clarion RES”) or its affiliates (collectively, “ING Clarion”) during the current year or any of the past three years, (b) did not receive compensation from the Trust or ING Clarion in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation, (c) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or ING Clarion, (d) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization which received payments from or made payments to the Trust in excess of the greater of 5% of such organization’s gross revenue or $200,000 in any of the past three years, and (e) is not employed as an executive of another entity for which any of the Trust’s or ING Clarion’s executives serve on that entity’s compensation committee.
      No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two other public companies (not including the Trust), unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. Any such determination must be disclosed in the Trust’s annual proxy statement.

      Each member of the Audit Committee must be “financially literate” (as such term is defined from time-to-time by the AMEX rules) as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Further, either (a) at least one member of the Audit Committee must be determined to be an “audit committee financial expert” (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an “audit committee financial expert,” such fact must be disclosed in the Trust’s annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an “audit committee financial expert” or, if not, why not, and the Board shall make the final determinations in this regard.
      The chairperson of the Audit Committee, if any, shall be designated by the Board of Trustees, the members of the Audit Committee, by a majority vote.
      Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board of Trustees at the next meeting of the Audit Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Audit Committee.
III.     MEETINGS OF THE AUDIT COMMITTEE
      The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of ING Clarion responsible for the Trust’s internal audit function and for assisting with the preparation of the Trust’s financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the Bylaws of the Trust and this Audit Committee Charter.
      A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence or required by applicable law.
      The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.
IV.     AUTHORITY
      The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

V.     DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE
      In carrying out its duties and responsibilities, the Audit Committee’s policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a)	Oversight of the Auditor’s Engagement/ Independence
      (i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;
      (ii) Review and, in its sole discretion, approve in advance the Independent Auditor’s annual engagement letter, including the proposed fees contained therein;
      (iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to ING Clarion RES or (2) to any entity controlling, controlled by or under common control with ING Clarion RES that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the “Covered Services” and the entities referred to in clause (B), collectively, the “Covered Entities”); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned “PRE-APPROVAL PROCEDURES”; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act or the AMEX listing standards;
      (iv) Obtain at least annually from the Independent Auditor and review a report describing:

(A) the Independent Auditor’s internal quality-control procedures; and

(B) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;
      (v) Obtain quarterly “notice reports” for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust’s Audit Committee provided (A) to ING Clarion RES, (B) to any entity controlling, controlled by or under common control with ING Clarion RES, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such “notice reports” or updates to the Audit Committee members. Such disclosure shall include the fees associated with any services described in this paragraph;
      (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;
      (vii) Oversee the independence of the Independent Auditor by, among other things:

(A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor’s independence;

(B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(C) monitoring compliance by the Trust, ING Clarion and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(D) considering whether there should be a regular rotation of the Independent Auditor; and
      (vii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

(b)	Oversight of the Audit
      (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan’s progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;
      (ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

(A) all critical accounting policies and practices used;

(B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

(C) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;
      (iii) Review with the chief financial officer of the Trust and management of ING Clarion RES responsible for the Trust’s internal audit function and for assisting with the preparation of the Trust’s financial statements and the Independent Auditor, the following:

(A) the Trust’s annual audited financial statements and interim financial statements, and any major issues related thereto;

(B) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust’s financial statements; and

(C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;
      (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the Independent Auditor’s activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

(A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);

(B) any communications between the audit team and the Independent Auditor’s national office respecting auditing or accounting issues presented by the engagement; and

(C) any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

      (v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and
      (vi) Review information obtained from the Independent Auditor pursuant to Section 10A of the Securities Exchange Act of 1934.

(c)	Oversight of Internal Audit Function and Controls and Procedures
      (i) Review periodically a report from the Trust’s chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

(A) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the “Related Entities”), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust’s ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

(B) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust’s internal controls; and

(C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d)	Compliance
      (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust’s management, including the chief financial officer, management of ING Clarion RES and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;
      (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services or other persons of concerns regarding questionable accounting or auditing matters; and
      (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

(e)	Miscellaneous
      (i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;
      (ii) Report regularly to the Board on its activities, as appropriate; and
      (iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

VI.     PRE-APPROVAL PROCEDURES
      The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.
VII.     REPORTING
      The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust’s financial statements, the Trust’s compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors, or the performance of the Trust’s internal audit function. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designed by the Audit Committee to make this report.
      The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust’s annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor’s independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust’s annual report for the past fiscal year, as filed with the SEC.
VIII.     RESOURCES
      The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
IX.     LIMITS ON ROLE OF AUDIT COMMITTEE
      While the Audit Committee has the duties and responsibilities set forth in this Audit Committee Charter, the Audit Committee is not responsible for:

•	planning or conducting the audit or for determining whether the Trust’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

•	determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

•	determining whether the Trust’s financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations,

changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

•	establishing, designing or maintaining disclosure controls and procedures for the Trust.

      In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or ING Clarion. The Audit Committee and its members do not have a duty or responsibility to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, ING Clarion and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

ANNEX A
AUDIT COMMITTEE PRE-APPROVAL POLICY OF
ING CLARION REAL ESTATE INCOME FUND AND
ING CLARION GLOBAL REAL ESTATE INCOME FUND
Statement of Principles
      The Audit Committee of the Board of Trustees of the ING Clarion Real Estate Income Fund (the “Trust,”) is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors’ independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the “Policy”), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.
      This Policy and the appendices to this Policy that are approved from time to time by the Audit Committee or its delegates describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices in effect from time to time hereto sometimes are referred to herein as the “Service Pre-Approval Documents”. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At least annually, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.
Pre-Approved Fee Levels
      Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
Audit Services
      The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
      In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.
Audit-Related Services
      Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

Tax Services
      The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.
All Other Services
      All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.
Procedures
      Requests or applications to provide Covered Services that require approval must be submitted to the Audit Committee by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

APPENDIX B
ING CLARION REAL ESTATE SECURITIES FUND
ING CLARION GLOBAL REAL ESTATE SECURITIES FUND AND
ING CLARION GLOBAL REAL ESTATE INCOME FUND
NOMINATING COMMITTEE CHARTER
      There shall be a nominating committee of the Board of Trustees which shall be composed of all of the Trustees (the “Independent Trustees”) who are not interested persons of the investment advisor to the investment companies named above (the “Funds”).
      The function of the nominating committee is to search for appropriate candidates for nomination to the Board of Trustees when vacancies occur or the Board is seeking to increase the size of the Board, to review the qualifications of individuals recommended as potential nominees and to develop procedures and policies regarding minimum qualifications of Trustees, sources of recommendations and processes for considering recommendations.
      The nominating committee may, if it so chooses, also review periodically the functioning of the Board and Trustees subject to re-election.
      The nominating committee shall act by majority of its members present at a meeting at which at least half of its members are present or by written consent of a majority of its members.
      The nominating committee is authorized to consult independent counsel and other service providers and to subscribe for or otherwise obtain information it considers useful in performing is responsibilities.
      The committee shall review and reassess the adequacy of this charter on an annual basis and propose any changes for approval by the Independent Trustees.

B-1

ING CLARION REAL ESTATE INCOME FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES
The undersigned holder of the above-referenced Fund, a Delaware statutory trust (the “Fund”), hereby appoints T. Ritson Ferguson, Jonathan A. Blome and Heather A. Trudel, attorneys and proxies for the undersigned, with full powers of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 on May 26, 2006 at 10:00 a.m. (Eastern time), and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES. Please refer to the Proxy Statement for a discussion of the Proposal.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		WITHHOLD	FOR ALL
PROPOSAL	FOR ALL	ALL	EXCEPT*

To elect Trustees:

Real Estate Income Fund — Class III Trustees

Richard L. Sutton (preferred shareholders only)	☐	☐	☐

*Instruction: To withhold authority to vote for any Nominee, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
Dated:                                         , 2006

Signature	Signature
PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

ING CLARION GLOBAL REAL ESTATE INCOME FUND
PROXY SOLICITED BY THE BOARD OF TRUSTEES
The undersigned holder of the above-referenced Fund, a Delaware statutory trust (the “Fund”), hereby appoints T. Ritson Ferguson, Jonathan A. Blome and Heather A. Trudel, attorneys and proxies for the undersigned, with full powers of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned shares that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087 on May 26, 2006 at 10:00 a.m. (Eastern time), and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES. Please refer to the Proxy Statement for a discussion of the Proposal.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		WITHHOLD	FOR ALL
PROPOSAL	FOR ALL	ALL	EXCEPT*

To elect Trustees:

Global Real Estate Income Fund Class II Trustees

(1) Jarrett B. Kling (preferred shareholders only)	☐	☐	☐

(2) Asuka Nakahara	☐	☐	☐

*Instruction: To withhold authority to vote for any Nominee, mark “FOR ALL EXCEPT” and write the number(s) of the Nominee(s) on the line below.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.
Dated:                                         , 2006

Signature	Signature
PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.